                                                                    Exhibit 20.1

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1997-2
                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on April 15, 2004, and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.


A)         Information Regarding the Current Monthly Distribution for the Series
           1997-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

           (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                    certificate principal amount                                                                      $0.000000

           (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                         $0.000000

           (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                        $0.000000

           (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                    certificate principal amount                                                                      $1.205556

           (5)      The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                         $1.205556

           (6)      The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                        $0.000000

B)         Information Regarding the Performance of the Trust

           (1)      Allocation of Receivables Collections to the Series 1997-2 Certificates

                    (a)     The aggregate amount of Finance Charge Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                           $69,281,533.08

                    (b)     The aggregate amount of Interchange collected and allocated to the
                            Trust for the Monthly Period immediately preceding the Distribution              Date $5,528,190.67



                      -------------------------------------
                         Series 1997-2 Monthly Statement
                        April 15, 2004 Distribution Date
                      -------------------------------------


                    (c)     The aggregate amount of Principal Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                          $493,287,323.54

                    (d)     The Floating Allocation Percentage with respect to the Series 1997-2
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                         1.264029%

                    (e)     The Principal Allocation Percentage with respect to the Series 1997-2
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                        13.305573%

                    (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series 1997-2 Certificates for the Monthly Period immediately
                            preceding the Distribution Date                                                         $945,616.95

                    (g)     The Principal Receivables collected and allocated to the Series 1997-2
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                    $65,634,706.36

           (2)      Available Finance Charge Collections, Required Draw Amount and Reallocated
                    Principal Collections for Series 1997-2 for the Monthly Period immediately preceding the Distribution Date

                    (a)     The Finance Charge Receivables and Interchange collected and allocated
                            to the Series 1997-2 Certificates                                                       $945,616.95

                    (b)     Collection Account and Special Funding Account investment earnings
                            allocated to the Series 1997-2 Certificates                                                   $0.00

                    (c)     Principal Funding Account Investment Proceeds                                            $12,910.20

                    (d)     Cash Collateral Account Investment Proceeds                                              $16,197.13

                    (e)     Reserve Draw Amount, if applicable                                                            $0.00

                    (f)     Additional Finance Charges from other Series allocated to the Series
                            1997-2 Certificates                                                                           $0.00

                    (g)     Payments, if any, on deposit as of the Determination Date received from
                            any Interest Rate Protection Agreements                                                       $0.00

                    (h)     Required Draw Amount, if applicable                                                           $0.00

                    (i)     Reallocated Collateral Principal Collections                                                  $0.00

                    (j)     Reallocated Class B Principal Collections                                                     $0.00

                    (k)     Total Available Finance Charge Collections and Reallocated Principal
                            Collections for Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g),
                            (h), (i) and (j) above)                                                                 $974,724.28


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                        April 15, 2004 Distribution Date
                      -------------------------------------



           (3)      Available Principal Collections for Series 1997-2 for the Monthly Period
                    immediately preceding the Distribution Date

                    (a)     The Principal Receivables collected and allocated to the Series 1997-2
                            Certificates                                                                         $65,634,706.36

                    (b)     Shared Principal Collections from other Series allocated to the Series
                            1997-2 Certificates                                                                           $0.00

                    (c)     Additional amounts to be treated as Available Principal Collections
                            pursuant to the Series Supplement                                                       $352,653.71

                    (d)     Reallocated Collateral Principal Collections                                                  $0.00

                    (e)     Reallocated Class B Principal Collections                                                     $0.00

                    (f)     Available Principal Collections for Series 1997-2 (total of (a), (b)
                            and (c) minus (d) and (e) above)                                                     $65,987,360.07

           (4)      Delinquent Balances in the Trust

                    The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                    Distribution Date.

                    (a)     30-59 days                                                                              $95,498,301
                    (b)     60-89 days                                                                               59,818,234
                    (c)     90 or more days                                                                         144,948,188
                                                                                                                   ------------
                    (d)     Total Delinquencies                                                                    $300,264,722

           (5)        Defaulted Amount

                    (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                            for the Monthly Period immediately preceding the Distribution Date                   $35,677,772.65

                    (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                            during the Monthly Period immediately preceding the Distribution Date                 $7,778,603.80

                    (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date [Defaulted Receivables minus Recoveries]                           $27,899,168.85

                    (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date allocable to the Series 1997-2 Certificates (the "Series
                            1997-2 Defaulted Amount")                                                               $352,653.71

                    (e)     The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied
                            by the Class A Percentage]                                                                    $0.00

                    (f)     The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied
                            by the Class B Percentage]                                                              $352,653.71


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                        April 15, 2004 Distribution Date
                      -------------------------------------



           (6)      Class A Charge-Offs

                    (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class A Defaulted Amount,
                            (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                            Amount, (iii) Reallocated Principal Collections applied to such Class A
                            Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                            Defaulted Amount (a "Class A Charge-Off")                                                     $0.00

                    (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                            pro rata, the amount of each Class A Certificateholder's investment)                      $0.000000

                    (c)     The total amount reimbursed on the Distribution Date
                            in respect of Class A Charge-Offs for prior Distribution Dates                                $0.00

                    (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                            amount of each Class A Certificateholder's investment)                                    $0.000000

                    (e)     The amount, if any, by which the outstanding principal balance of the Class A
                            Certificates exceeds the Class A Invested Amount if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date                                                       $0.00

           (7)      Class B Charge-Offs

                    (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral
                            Amount, (iii) Reallocated Collateral Principal Collections applied to such
                            Class B Defaulted Amount and (iv) the amount by which the Collateral Invested
                            Amount has been reduced in respect of such Class B Defaulted Amount                           $0.00

                    (b)     The amount by which the Class B Invested Amount has
                            been reduced on the Distribution Date in respect of Reallocated Class B
                            Principal Collections                                                                         $0.00

                    (c)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                            Charge-Offs")                                                                                 $0.00

                    (d)     The total amount by which the Class B Invested Amount has been reduced on the
                             Distribution Date as set forth in items 7(a), (b) and (c)
                                                                                                                          $0.00

                    (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                            of each Class B Certificateholder's investment)                                           $0.000000



                      -------------------------------------
                         Series 1997-2 Monthly Statement
                        April 15, 2004 Distribution Date
                      -------------------------------------

                    (f)     The total amount reimbursed on the Distribution Date in respect of reductions                 $0.00
                            in the Class B Invested Amount on prior Distribution Date

                    (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                            amount of each Class B Certificateholder's investment)                                    $0.000000

                    (h)     The amount, if any, by which the outstanding principal balance of the Class B
                            Certificates exceeds the Class B Invested Amount if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date                                                       $0.00

           (8)      Reductions in the Collateral Interest

                    (a)     The excess, if any, of the Collateral Defaulted Amount over Available
                            Finance Charge Collections applied to such Collateral Defaulted Amount                        $0.00

                    (b)     The amount by which the Collateral Invested Amount has been reduced on
                            the Distribution Date in respect of Reallocated Principal Collections                         $0.00

                    (c)     The amount by which the Collateral Invested Amount has been reduced on
                            the Distribution Date in respect of items 6(a) and 7(a) above                                 $0.00

                    (d)     The total amount by which the Collateral Invested Amount has been
                            reduced on the Distribution Date as set forth in items 8(a), (b) and (c)                      $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                            Dates                                                                                         $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on the Distribution Date                                                        $0.00

           (9)      Investor Monthly Servicing Fee

                    (a)     The amount of the Series 1997-2 Monthly Servicing Fee payable to the
                            Servicer on the Distribution Date                                                       $110,833.33

           (10)     Cash Collateral Account

                    (a)     The Available Cash Collateral Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                            Date                                                                                 $21,000,000.00

           (11)     Class A Monthly Interest

                    (a)     Class A Monthly Interest payable on the Distribution Date                                     $0.00


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                        April 15, 2004 Distribution Date
                      -------------------------------------



           (12)     Class B Monthly Interest

                    (a)     Class B Monthly Interest payable on the Distribution Date                                $80,169.44

           (13)     Principal Funding Account Amount

                    (a)     The amount on deposit in the Principal Funding Account on the Distribution
                            Date, after giving effect to all deposits, withdrawals and distributions on
                            such Distribution Date                                                               $33,250,000.00

                    (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in June 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                            Supplement.)

           (14)     Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                    effect to all deposits, withdrawals and distributions on such Distribution Date                       $0.00

           (15)     Reserve Account (if applicable)

                    (a)     The amount on deposit in the Reserve Account, if funded, on the Distribution
                            Date, after giving effect to all deposits, withdrawals and distributions on
                            such Distribution Date and the related Transfer Date                                    $166,250.00

                    (b)     The Required Reserve Account Amount, if any, selected by the Servicer                   $166,250.00

(C)        Class A Invested Amount

           (1)      The Class A Initial Invested Amount $570,500,000.00

           (2)      The Class A Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                                 $0.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                    Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial
                    Invested Amount). The amount of a Class A Certificateholder's pro rata share of the
                    Class A Invested Amount can be determined by multiplying the original denomination of
                    the Class A Certificateholder's Certificate by the Pool Factor                                     0.000000

D)         Class B Invested Amount

           (1)      The Class B Initial Invested Amount                                                          $66,500,000.00

           (2)      The Class B Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                        $66,500,000.00



                      -------------------------------------
                         Series 1997-2 Monthly Statement
                        April 15, 2004 Distribution Date
                      -------------------------------------


           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                    Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial
                    Invested Amount). The amount of a Class B Certificateholder's pro rata share of the
                    Class B Invested Amount can be determined by multiplying the original denomination of
                    the Class B Certificateholder's Certificate by the Pool Factor                                       1.0000

E)         Collateral Invested Amount

           (1)      The Collateral Initial Invested Amount                                                       $63,000,000.00

           (2)      The Collateral Invested Amount on the Distribution Date, after giving effect
                    to all deposits, withdrawals and distributions on such Distribution Date                              $0.00

           (3)      The Collateral Invested Amount as a percentage of the sum of the Invested
                    Amount on such Distribution Date                                                                      0.00%

F)         Receivables Balances

           (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                         $5,145,361,217

           (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close
                    of business on the last day of the immediately preceding Monthly Period                        $226,849,370

G)         Annualized Percentages

           (1)      The Gross Yield (Available Finance Charge Collections for the Series 1997-2
                    Certificates for the preceding Monthly Period (excluding payments received from
                    Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                    1997-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by  366 days divided by number of calendar days in the month.)  Effective
                    November 2002 monthly period.                                                                        17.31%

           (2)      The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of
                    the next preceding Monthly Period, multiplied by 12)                                                  6.36%

           (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate
                    for the Series 1997-2 Certificates for the preceding Monthly Period)                                 10.95%

           (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                    Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
                    Certificates as of the last day of the next preceding Monthly Period, multiplied  by
                    12)                                                                                                   3.45%

           (5)      The Net Spread (the Portfolio Yield minus the Base Rate for
                    the Series 1997-2 Certificates for the preceding Monthly Period)                                      7.50%



                      -------------------------------------
                         Series 1997-2 Monthly Statement
                        April 15, 2004 Distribution Date
                      -------------------------------------


           (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                    Receivables with respect to all Receivables in the Trust for the preceding Monthly
                    Period divided by the amount of Receivables in the Trust as of the last day of the
                    next preceding Monthly Period)                                                                       10.35%

H)         Series 1997-2 Information for the Last Three Distribution Dates

           1)       Gross Yield

                    a)         04/15/04            17.31%
                    b)         03/15/04             4.12%
                    c)         02/17/04             6.25%

           2)       Net Loss Rate

                    a)         04/15/04             6.36%
                    b)         03/15/04             1.47%
                    c)         02/17/04             2.73%

           3)       Net Spread (Portfolio Yield Minus Base Rate)

                    a)         04/15/04             7.50%
                    b)         03/15/04             1.16%
                    c)         02/17/04             1.41%

           Three Month Average                      3.36%

           4)       Monthly Payment Rate

                    a)         04/15/04            10.35%
                    b)         03/15/04             8.85%
                    c)         02/17/04             8.78%




                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                               By: _________________________________
                               Name:  Patricia Garvey
                               Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1999-1
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D
 Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on April 15, 2004, and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)         Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A
           Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

           (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                    certificate principal amount                                                                        $1.136667

           (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                           $1.136667

           (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                          $0.000000

           (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                    certificate principal amount                                                                        $5.666667

           (5)      The amount set forth in A (4) above distributed to Class B Certificateholder
                    with respect to interest per $1,000 original certificate principal amount                           $5.666667

           (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder
                    with respect to principal per $1,000 original certificate principal amount                          $0.000000

B)         Information Regarding the Performance of the Trust

           (1)      Allocation of Receivables Collections to the Series 1999-1 Certificates

                    (a)     The aggregate amount of Finance Charge Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                             $69,281,533.08

                    (b)     The aggregate amount of Interchange collected and allocated to the
                            Trust for the Monthly Period immediately preceding the Distribution
                            Date                                                                                   $5,528,190.67

                    (c)     The aggregate amount of Principal Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                            $493,287,323.54



                         ------------------------------
                         Series 1999-1 Monthly Statement
                        April 15, 2004 Distribution Date
                         ------------------------------


                    (d)     The Floating Allocation Percentage with respect to the Series 1999-1
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                           5.056605%

                    (e)     The Principal Allocation Percentage with respect to the Series 1999-1
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                          12.184591%

                    (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-1 Certificates for the Monthly Period immediately
                            preceding the Distribution Date                                                         $3,782,832.42

                    (g)     The Principal Receivables collected and allocated to the Series 1999-1
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                      $60,105,042.55

           (2)      Available Finance Charge Collections and Reallocated Principal Collections for
                    Series 1999-1 for the Monthly Period immediately preceding the Distribution
                    Date.

                    (a)     The Finance Charge Receivables and Interchange collected and allocated
                            to the Series 1999-1 Certificates                                                       $3,782,832.42

                    (b)     Collection Account and Special Funding Account investment earnings
                            allocated to the Series 1999-1 Certificates                                                     $0.00

                    (c)     Principal Funding Account Investment Proceeds                                             $285,078.94

                    (d)     Reserve Draw Amount                                                                       $141,171.06

                    (e)     Additional Finance Charges from other Series allocated to the Series
                            1999-1 Certificates                                                                             $0.00

                    (f)     Payments, if any, on deposit as of the Determination Date received from
                            any Interest Rate Protection Agreements                                                         $0.00

                    (g)     Reallocated Class D Principal Collections                                                       $0.00

                    (h)     Reallocated Collateral Principal Collections                                                    $0.00

                    (i)     Reallocated Class B Principal Collections                                                       $0.00

                    (j)     Total Available Finance Charge Collections and Reallocated Principal
                            Collections for Series 1999-1 (total of (a), (b), (c), (d), (e), (f),
                            (g), (h), and (i) above)                                                                $4,209,082.42



                         ------------------------------
                         Series 1999-1 Monthly Statement
                        April 15, 2004 Distribution Date
                         ------------------------------


           (3)      Available Principal Collections for Series 1999-1 for the Monthly Period
                    immediately preceding the Distribution Date

                    (a)     The Principal Receivables collected and allocated to the Series 1999-1
                            Certificates                                                                           $60,105,042.55

                    (b)     Shared Principal Collections from other Series allocated to the Series
                            1999-1 Certificates                                                                             $0.00

                    (c)     Additional amounts to be treated as Available Principal Collections
                            pursuant to the Series Supplement                                                       $1,410,750.84

                    (d)     Reallocated Class D Principal Collections                                                       $0.00

                    (e)     Reallocated Collateral Principal Collections                                                    $0.00

                    (f)     Reallocated Class B Principal Collections                                                       $0.00

                    (g)     Available Principal Collections for Series 1999-1 (total of (a), (b)
                            and (c) minus (d), (e) and (f) above)                                                  $61,515,793.39

           (4)      Delinquent Balances in the Trust

                    The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                    (a)     31-60 days                                                                                $95,498,301
                    (b)     61-90 days                                                                                 59,818,234
                    (c)     91 or more days                                                                           144,948,188
                                                                                                                     ------------
                    (d)     Total Delinquencies                                                                      $300,264,722

           (5)      Defaulted Amount

                    (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                            for the Monthly Period immediately preceding the Distribution Date                     $35,677,772.65

                    (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                            during the Monthly Period immediately preceding the Distribution Date                   $7,778,603.80

                    (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date [Defaulted Receivables minus Recoveries]                             $27,899,168.85

                    (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date allocable to the Series 1999-1 Certificates (the
                            "Series 1999-1 Defaulted Amount")                                                       $1,410,750.84

                    (e)     The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied
                            by the Class A Percentage]                                                                $662,882.92



                         ------------------------------
                         Series 1999-1 Monthly Statement
                        April 15, 2004 Distribution Date
                         ------------------------------


                    (f)     The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied
                            by the Class B Percentage]                                                                $348,437.78

           (6)      Class A Charge-Offs

                    (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class A Defaulted
                            Amount, (ii) Reallocated Principal Collections applied to such Class A
                            Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                            Defaulted Amount (a "Class A Charge-Off")                                                       $0.00

                    (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per
                            $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                            Certificateholder's investment)                                                                 $0.00

                    (c)     The total amount reimbursed on the Distribution Date in respect of
                            Class A Charge-Offs for prior Distribution Dates                                                $0.00

                    (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                            the amount of each Class A Certificateholder's investment)                                  $0.000000

                    (e)     The amount, if any, by which the outstanding principal balance of the
                            Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on such Distribution Date                                                    $0.00

           (7)      Class B Charge-Offs

                    (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class B Defaulted
                            Amount, (ii) Reallocated Class D Principal Collections applied to such
                            Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                            Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the
                            Collateral Invested Amount has been reduced in respect of such Class B
                            Defaulted Amount                                                                                $0.00

                    (b)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Class B Principal
                            Collections                                                                                     $0.00



                         ------------------------------
                         Series 1999-1 Monthly Statement
                        April 15, 2004 Distribution Date
                         ------------------------------


                    (c)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of item 6(a) (together with item 7(a),
                            "Class B Charge-Offs")                                                                          $0.00

                    (d)     The total amount by which the Class B Invested Amount has been reduced
                            on the Distribution Date as set forth in items 7(a), (b) and (c)                                $0.00

                    (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                            amount of each Class B Certificateholder's investment)                                      $0.000000

                    (f)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class B Invested Amount on prior Distribution Dates                           $0.00

                    (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                            the amount of each Class B Certificateholder's investment)                                  $0.000000

                    (h)     The amount, if any, by which the outstanding principal balance of the
                            Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on such Distribution Date                                                     $0.00

           (8)      Reductions in the Collateral Interest

                    (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Collateral
                            Defaulted Amount, (ii) Reallocated Class D Principal Collections
                            applied to such Collateral Defaulted Amount and (iii) the Amount by which the Class D Invested Amount has been reduced in respect of such
                            Collateral Defaulted Amount                                                                     $0.00

                    (b)     The amount by which the Collateral Invested Amount has been reduced the
                            Distribution Date in respect of Reallocated Collateral Principal
                            Collections                                                                                     $0.00

                    (c)     The amount by which the Collateral Invested Amount has been reduced on
                            the Distribution Date in respect of items 6(a) and 7(a) above                                   $0.00

                    (d)     The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items 8(a), (b) and
                            (c)                                                                                             $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                            Dates                                                                                           $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                            withdrawals and distributions on the Distribution Date                                          $0.00


                         ------------------------------
                         Series 1999-1 Monthly Statement
                        April 15, 2004 Distribution Date
                         ------------------------------


           (9)      Reductions in the Class D Interest

                    (a)     The excess, if any, of the Class D Defaulted Amount over Available
                            Finance Charge Collections applied to such Class D Defaulted Amount                             $0.00

                    (b)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Principal Collections                               $0.00

                    (c)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                 $0.00

                    (d)     The total amount by which the Class D Invested Amount has been reduced
                            on the Distribution Date as set forth in items 9(a), (b) and (c)                                $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class D Invested Amount on prior Distribution Dates                           $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Class D Interest exceeds the Class D Invested Amount, if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on the Distribution Date                                                          $0.00

           (10)     Investor Monthly Servicing Fee

                    (a)     The amount of the Series 1999-1 Monthly Servicing Fee payable to the
                            Servicer on the Distribution Date                                                         $387,954.06

           (11)     Class A Monthly Interest

                    (a)     Class A Monthly Interest payable on the Distribution Date                                 $568,333.33

           (12)     Class B Monthly Interest

                    (a)     Class B Monthly Interest payable on the Distribution Date                                 $372,328.33

           (13)     Principal Funding Account Amount

                    (a)     The amount on deposit in the Principal Funding Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date                                               $416,666,666.70

                    (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                            Supplement.)




                         ------------------------------
                         Series 1999-1 Monthly Statement
                        April 15, 2004 Distribution Date
                         ------------------------------


           (14)     Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date                                                                                       $0.00

           (15)     Reserve Account

                    (a)     The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on
                            such Distribution Date and the related Transfer Date                                    $2,664,262.50

                    (b)     The Required Reserve Account Amount                                                     $2,664,262.50

C)         Class A Invested Amount

           (1)      The Class A Initial Invested Amount                                                           $500,000,000.00

           (2)      The Class A Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                         $500,000,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                    Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                    Pool Factor                                                                                           1.00000

D)         Class B Invested Amount

           (1)      The Class B Initial Invested Amount                                                            $65,705,000.00

           (2)      The Class B Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                          $65,705,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                    Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                    Pool Factor                                                                                          1.000000

E)         Collateral Invested Amount

           (1)      The Collateral Initial Invested Amount                                                         $52,884,000.00

           (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Date                                       $52,884,000.00


                         ------------------------------
                         Series 1999-1 Monthly Statement
                        April 15, 2004 Distribution Date
                         ------------------------------


           (3)      The Collateral Invested Amount as a percentage of the sum of the Invested
                    Amount on such Distribution Date                                                                        8.25%

F)         Class D Invested Amount

           (1)      The Class D Initial Invested Amount                                                            $22,436,642.00

           (2)      The Class D Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                          $22,436,642.00

           (3)      The Class D Invested Amount as a percentage of the sum of the Invested Amount
                    on such Distribution Date                                                                               3.50%

G)         Receivables Balances

           (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                           $5,145,361,217

           (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                             $226,849,370

H)         Annualized Percentages

           (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-1
                    Certificates for the preceding Monthly Period (excluding payments received from
                    Interest Rate Protection Agreements) divided by the Invested Amount of the
                    Series 1999-1 Certificates as of the last day of the next preceding Monthly
                    Period, multiplied by 366 days divided by number of days in calendar month.)
                    Effective November 2002 monthly period.                                                                 7.75%

           (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly
                    Period divided by the Invested Amount of the Series 1999-1 Certificates as of
                    the last day of the next preceding Monthly Period, multiplied by 12)                                    2.64%

           (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                    1999-1 Certificates for the preceding Monthly Period)                                                   5.11%

           (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                    Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                    Series 1999-1 Certificates as of the last day of the next preceding Monthly
                    Period, multiplied by 12)                                                                               3.20%

           (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1
                    Certificates for the preceding Monthly Period)                                                          1.91%



                         ------------------------------
                         Series 1999-1 Monthly Statement
                        April 15, 2004 Distribution Date
                         ------------------------------


           (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance
                    Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as
                    of the last day of the next preceding Monthly Period)                                                  10.35%

I)         Series 1999-1 Information for the Last Three Distribution Dates

           1)       Gross Yield

                    a)       04/15/04                      7.75%
                    b)       03/15/04                      8.51%
                    c)       02/17/04                      9.07%

           2)       Net Loss Rate

                    a)       04/15/04                      2.64%
                    b)       03/15/04                      3.65%
                    c)       02/17/04                      4.27%

           3)       Net Spread (Portfolio Yield Minus Base Rate)

                    a)       04/15/04                      1.91%
                    b)       03/15/04                      1.67%
                    c)       02/17/04                      1.27%

                    Three Month Average                    1.62%

           4)       Monthly Payment Rate

                    a)       04/15/04                     10.35%
                    b)       03/15/04                      8.85%
                    c)       02/17/04                      8.78%



                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                               By: _________________________________
                               Name:  Patricia Garvey
                               Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
           CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER
                              TRUST) SERIES 2000-1
                  ---------------------------------------------

           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on April 15, 2004,and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)         Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A
           Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

           (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                    certificate principal amount                                                                        $6.241667

           (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                           $6.241667

           (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                          $0.000000

           (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                    certificate principal amount                                                                        $1.351944

           (5)      The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                           $1.351944

           (6)      The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                          $0.000000

B)         Information Regarding the Performance of the Trust

           (1)      Allocation of Receivables Collections to the Series 2000-1 Certificates

                    (a)     The aggregate amount of Finance Charge Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                             $69,281,533.08

                    (b)     The aggregate amount of Interchange collected and allocated to the
                            Trust for the Monthly Period immediately preceding the Distribution
                            Date                                                                                    $5,528,190.67


                        ---------------------------------
                         Series 2000-1 Monthly Statement
                        April 15, 2004 Distribution Date
                        ---------------------------------


                    (c)     The aggregate amount of Principal Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                            $493,287,323.54

                    (d)     The Floating Allocation Percentage with respect to the Series 2000-1
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                           9.979180%

                    (e)     The Principal Allocation Percentage with respect to the Series 2000-1
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                           9.979180%

                    (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly Period immediately
                            preceding the Distribution Date                                                         $7,465,396.97

                    (g)     The Principal Receivables collected and allocated to the Series 2000-1
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                      $49,226,029.77

           (2)      Available Finance Charge Collections and Reallocated Principal Collections for
                    Series 2000-1 for the Monthly Period immediately preceding the Distribution
                    Date.

                    (a)     The Finance Charge Receivables and Interchange collected and allocated
                            to the Series 2000-1 Certificates                                                       $7,465,396.97

                    (b)     Collection Account and Special Funding Account investment earnings
                            allocated to the Series 2000-1 Certificates                                                     $0.00

                    (c)     Principal Funding Account Investment Proceeds                                                   $0.00

                    (d)     Class A Reserve Draw Amount                                                                     $0.00

                    (e)     Class B Reserve Draw Amount                                                                     $0.00

                    (f)    Additional Finance Charges from other Series allocated to the Series 2000-1 Certificates         $0.00

                    (g)     Payments, if any, on deposit as of the Determination Date received from
                            any Interest Rate Protection Agreements                                                         $0.00

                    (h)     Reallocated Class D Principal Collections                                                       $0.00

                    (i)     Reallocated Collateral Principal Collections                                                    $0.00

                    (j)     Reallocated Class B Principal Collections                                                       $0.00

                    (k)     Total Available Finance Charge Collections and Reallocated Principal
                            Collections for Series 2000-1 (total of (a), (b), (c), (d), (e), (f),
                            (g), (h), (i) and (j) above)                                                            $7,465,396.97

           (3)      Available Principal Collections for Series 2000-1 for the Monthly Period
                    immediately preceding the Distribution Date

                    (a)     The Principal Receivables collected and allocated to the Series 2000-1
                            Certificates                                                                           $49,226,029.77



                        ---------------------------------
                         Series 2000-1 Monthly Statement
                        April 15, 2004 Distribution Date
                        ---------------------------------


                    (b)     Shared Principal Collections from other Series allocated to the Series
                            2000-1 Certificates                                                                             $0.00

                    (c)     Additional amounts to be treated as Available Principal Collections
                            pursuant to the Series Supplement                                                       $2,784,108.27

                    (d)     Reallocated Class D Principal Collections                                                       $0.00

                    (e)     Reallocated Collateral Principal Collections                                                    $0.00

                    (f)     Reallocated Class B Principal Collections                                                       $0.00

                    (g)     Available Principal Collections for Series 2000-1 (total of (a), (b)
                            and (c) minus (d), (e) and (f) above)                                                  $52,010,138.04

           (4)      Delinquent Balances in the Trust

                    The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution
                    Date.

                    (a)    31-60 days                                                                                 $95,498,301
                    (b)    61-90 days                                                                                  59,818,234
                    (c)    91 or more days                                                                            144,948,188
                                                                                                                     ------------
                    (d)    Total Delinquencies                                                                       $300,264,722

           (5)      Defaulted Amount

                    (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                            for the Monthly Period immediately preceding the Distribution Date                     $35,677,772.65

                    (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                            during the Monthly Period immediately preceding the Distribution Date                   $7,778,603.80

                    (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date [Defaulted Receivables minus Recoveries]                             $27,899,168.85

                    (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date allocable to the Series 2000-1 Certificates (the
                            "Series 2000-1 Defaulted Amount")                                                       $2,784,108.27

                    (e)     The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied
                            by the Class A Percentage]                                                              $2,227,286.62

                    (f)     The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied
                            by the Class B Percentage]                                                                $250,569.74


                        ---------------------------------
                         Series 2000-1 Monthly Statement
                        April 15, 2004 Distribution Date
                        ---------------------------------


           (6)      Class A Charge-Offs

                    (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class A Defaulted
                            Amount, (ii) Reallocated Principal Collections applied to such Class A
                            Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                            Defaulted Amount (a "Class A Charge-Off")                                                       $0.00

                    (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per
                            $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                            Certificateholder's investment)                                                             $0.000000

                    (c)     The total amount reimbursed on the Distribution Date in respect of
                            Class A Charge-Offs for prior Distribution Dates                                                $0.00

                    (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                            the amount of each Class A Certificateholder's investment)                                 $0.0000000

                    (e)     The amount, if any, by which the outstanding principal balance of the
                            Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on such Distribution Date                                                     $0.00

            (7)     Class B Charge-Offs

                    (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class B Defaulted
                            Amount, (ii) Reallocated Class D Principal Collections applied to such
                            Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                            Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the
                            Collateral Invested Amount has been reduced in respect of such Class B
                            Defaulted Amount                                                                                $0.00

                    (b)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Class B Principal
                            Collections                                                                                     $0.00

                    (c)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of item 6(a) (together with item 7(a),
                            "Class B Charge-Offs")                                                                          $0.00

                    (d)     The total amount by which the Class B Invested Amount has been reduced
                            on the Distribution Date as set forth in items 7(a), (b) and (c)                                $0.00



                        ---------------------------------
                         Series 2000-1 Monthly Statement
                        April 15, 2004 Distribution Date
                        ---------------------------------


                    (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                            amount of each Class B Certificateholder's investment)                                      $0.000000

                    (f)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class B Invested Amount on prior Distribution Dates                           $0.00

                    (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                            the amount of each Class B Certificateholder's investment)                                  $0.000000

                    (h)     The amount, if any, by which the outstanding principal balance of the
                            Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on such Distribution Date                                                     $0.00

           (8)      Reductions in the Collateral Interest

                    (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Collateral
                            Defaulted Amount, (ii) Reallocated Class D Principal Collections
                            applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect of such
                            Collateral Defaulted Amount                                                                     $0.00

                    (b)     The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                            Collections                                                                                     $0.00

                    (c)     The amount by which the Collateral Invested Amount has been reduced on
                            the Distribution Date in respect of items 6(a) and 7(a) above                                   $0.00

                    (d)     The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items 8(a), (b) and
                            (c)                                                                                             $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                            Dates                                                                                           $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                            withdrawals and distributions on the Distribution Date                                          $0.00

           (9)      Reductions in the Class D Interest

                    (a)     The excess, if any, of the Class D Defaulted Amount over Available
                            Finance Charge Collections applied to such Class D Defaulted Amount                             $0.00

                    (b)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Principal Collections                               $0.00



                        ---------------------------------
                         Series 2000-1 Monthly Statement
                        April 15, 2004 Distribution Date
                        ---------------------------------


                    (c)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                 $0.00

                    (d)     The total amount by which the Class D Invested Amount has been reduced
                            on the Distribution Date as set forth in items 9(a), (b) and (c)                                $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class D Invested Amount on prior Distribution Dates                           $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Class D Interest exceeds the Class D Invested Amount, if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on the Distribution Date                                                          $0.00

           (10)     Investor Monthly Servicing Fee

                    (a)     The amount of the Series 2000-1 Monthly Servicing Fee payable to the
                            Servicer on the Distribution Date                                                         $765,625.00

           (11)     Class A Monthly Interest

                    (a)     Class A Monthly Interest payable on the Distribution Date                               $2,621,500.00

           (12)     Class B Monthly Interest

                    (a)     Class B Monthly Interest payable on the Distribution Date                                  $63,879.38

           (13)     Principal Funding Account Amount

                    (a)     The amount on deposit in the Principal Funding Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date                                                        $0.00

                    (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in May 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                            Supplement.)

           (14)     Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the
                    Distribution Date, after giving effect to all deposits,
                    withdrawals and distributions on such Distribution Date                                                 $0.00

           (15)     Class A Reserve Account

                    (a)     The amount on deposit in the Class A Reserve Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date and the related Transfer Date                   $2,100,000.00

                    (b)     The Class A Required Reserve Account Amount                                             $2,100,000.00



                        ---------------------------------
                         Series 2000-1 Monthly Statement
                        April 15, 2004 Distribution Date
                        ---------------------------------


           (16)     Class B Reserve Account

                    (a)     The amount on deposit in the Class B Reserve Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date and the related Transfer Date                     $118,125.00

                    (b)     The Class B Required Reserve Account Amount                                               $118,125.00

C)         Class A Invested Amount

           (1)      The Class A Initial Invested Amount                                                           $420,000,000.00

           (2)      The Class A Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                         $420,000,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                    Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                    Pool Factor                                                                                          1.000000

D)         Class B Invested Amount

           (1)      The Class B Initial Invested Amount                                                            $47,250,000.00

           (2)      The Class B Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                          $47,250,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                    Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                    Pool Factor                                                                                          1.000000

E)         Collateral Invested Amount

           (1)      The Collateral Initial Invested Amount                                                         $42,000,000.00

           (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                          $42,000,000.00

           (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                    Distribution Date                                                                                       8.00%

F)         Class D Invested Amount

           (1)      The Class D Initial Invested Amount                                                            $15,750,000.00


                        ---------------------------------
                         Series 2000-1 Monthly Statement
                        April 15, 2004 Distribution Date
                        ---------------------------------


           (2)      The Class D Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                          $15,750,000.00

           (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                    Distribution Date                                                                                       3.00%

G)         Receivables Balances

           (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                           $5,145,361,217

           (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                             $226,849,370

H)         Annualized Percentages

           (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-1
                    Certificates for the preceding Monthly Period (excluding payments received from
                    Interest Rate Protection Agreements) divided by the Invested Amount of the
                    Series 2000-1 Certificates as of the last day of the next preceding Monthly
                    Period, multiplied by 366 divided by number of days in the calendar month.)
                    Effective November 2002 monthly period.                                                                16.79%

           (2)      The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly
                    Period divided by the Invested Amount of the Series 2000-1 Certificates as of
                    the last day of the next preceding Monthly Period, multiplied by 12)                                    6.36%

           (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                    2000-1 Certificates for the preceding Monthly Period)                                                  10.43%

           (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                    Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                    Series 2000-1 Certificates as of the last day of the next preceding Monthly
                    Period, multiplied by 12)                                                                               8.32%

           (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1
                    Certificates for the preceding Monthly Period)                                                          2.11%

           (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance
                    Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as
                    of the last day of the next preceding Monthly Period)                                                  10.35%

I)          Series 2000-1 Information for the Last Three Distribution Dates

           1)       Gross Yield

                    a)      04/15/04                16.79%
                    b)      03/15/04                16.97%
                    c)      02/17/04                15.45%



                        ---------------------------------
                         Series 2000-1 Monthly Statement
                        April 15, 2004 Distribution Date
                        ---------------------------------


           2)       Net Loss Rate

                    a)      04/15/04                6.36%
                    b)      03/15/04                7.60%
                    c)      02/17/04                7.84%

           3)       Net Spread (Portfolio Yield Minus Base Rate)

                    a) 04/15/04 2.11%
                    b) 03/15/04 1.09%
                    c) 02/17/04 -0.74%

                    Three Month Average             0.82%

           4)       Monthly Payment Rate

                    a)      04/15/04               10.35%
                    b)      03/15/04                8.85%
                    c)      02/17/04                8.78%



                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                               By: _________________________________
                               Name:   Patricia Garvey
                               Title:  Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2
                  ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on April 15, 2004 and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)         Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A
           Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

           (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                    certificate principal amount                                                                        $1.085000

           (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                           $1.085000

           (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                          $0.000000

           (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                    certificate principal amount                                                                        $1.377778

           (5)      The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                           $1.377778

           (6)      The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                          $0.000000

B)         Information Regarding the Performance of the Trust

           (1)      Allocation of Receivables Collections to the Series 2000-2 Certificates

                    (a)     The aggregate amount of Finance Charge Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                             $69,281,533.08

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2004 Distribution Date
                     --------------------------------------


                    (b)     The aggregate amount of Interchange collected and allocated to the
                            Trust for the Monthly Period immediately preceding the Distribution
                            Date                                                                                    $5,528,190.67

                    (c)     The aggregate amount of Principal Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                            $493,287,323.54

                    (d)     The Floating Allocation Percentage with respect to the Series 2000-2
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                          11.001808%

                    (e)     The Principal Allocation Percentage with respect to the Series 2000-2
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                          11.001808%

                    (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly Period immediately
                            preceding the Distribution Date                                                         $8,230,422.41

                    (g)     The Principal Receivables collected and allocated to the Series 2000-2
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                      $54,270,525.78

           (2)      Available Finance Charge Collections and Reallocated Principal Collections for
                    Series 2000-2 for the Monthly Period immediately preceding the Distribution
                    Date.

                    (a)     The Finance Charge Receivables and Interchange collected and allocated
                            to the Series 2000-2 Certificates                                                       $8,230,422.41

                    (b)     Collection Account and Special Funding Account investment earnings
                            allocated to the Series 2000-2 Certificates                                                     $0.00

                    (c)     Principal Funding Account Investment Proceeds                                                   $0.00

                    (d)     Class A Reserve Draw Amount                                                                     $0.00

                    (e)     Class B Reserve Draw Amount                                                                     $0.00

                    (f)     Additional Finance Charges from other Series allocated to the Series
                            2000-2 Certificates                                                                             $0.00

                    (g)     Payments, if any, on deposit as of the Determination Date received from
                            any Interest Rate Protection Agreements                                                         $0.00

                    (h)     Reallocated Class D Principal Collections                                                       $0.00

                    (i)     Reallocated Collateral Principal Collections                                                    $0.00


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2004 Distribution Date
                     --------------------------------------


                    (j)     Reallocated Class B Principal Collections                                                       $0.00

                    (k)     Total Available Finance Charge Collections and Reallocated Principal
                            Collections for Series 2000-2 (total of (a), (b), (c), (d), (e), (f),
                            (g), (h), (i) and (j) above)                                                            $8,230,422.41

           (3)      Available Principal Collections for Series 2000-2 for the Monthly Period
                    immediately preceding the Distribution Date

                    (a)     The Principal Receivables collected and allocated to the Series 2000-2
                            Certificates                                                                           $54,270,525.78

                    (b)     Shared Principal Collections from other Series allocated to the Series
                            2000-2 Certificates                                                                             $0.00

                    (c)     Additional amounts to be treated as Available Principal Collections
                            pursuant to the Series Supplement                                                       $3,069,413.08

                    (d)     Reallocated Class D Principal Collections                                                       $0.00

                    (e)     Reallocated Collateral Principal Collections                                                    $0.00

                    (f)     Reallocated Class B Principal Collections                                                       $0.00

                    (g)     Available Principal Collections for Series 2000-2 (total of (a), (b)
                            and (c) minus (d), (e) and (f) above)                                                  $57,339,938.86

           (4)      Delinquent Balances in the Trust

                   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                   (a)    31-60 days                                                                                  $95,498,301
                   (b)    61-90 days                                                                                   59,818,234
                   (c)    91 or more days                                                                             144,948,188
                                                                                                                     ------------
                   (d)    Total Delinquencies                                                                        $300,264,722

           (5)      Defaulted Amount

                    (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                            for the Monthly Period immediately preceding the Distribution Date                     $35,677,772.65

                    (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                            during the Monthly Period immediately preceding the Distribution Date                   $7,778,603.80



                     --------------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2004 Distribution Date
                     --------------------------------------


                    (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date [Defaulted Receivables minus Recoveries]                             $27,899,168.85

                    (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date allocable to the Series 2000-2 Certificates (the
                            "Series 2000-2 Defaulted Amount")                                                       $3,069,413.08

                    (e)     The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                            by the Class A Percentage]                                                              $2,386,378.52

                    (f)     The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                            by the Class B Percentage]                                                                $314,471.66

           (6)      Class A Charge-Offs

                    (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class A Defaulted
                            Amount, (ii) Reallocated Principal Collections applied to such Class A
                            Defaulted Amount, (iii) the amount by which the Class D invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                            Defaulted Amount (a"Class A Charge-Off")                                                        $0.00

                    (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per
                            $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                            Certificateholder's investment)                                                             $0.000000

                    (c)     The total amount reimbursed on the Distribution Date in respect of
                            Class A Charge-Offs for prior Distribution Dates                                                $0.00

                    (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                            the amount of each Class A Certificateholder's investment)                                  $0.000000

                    (e)     The amount, if any, by which the outstanding principal balance of the
                            Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on such Distribution Date                                                     $0.00

           (7)      Class B Charge-Offs

                    (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class B Defaulted
                            Amount, (ii) Reallocated Class D Principal Collections applied to such
                            Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                            Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the
                            Collateral Invested Amount has been reduced in respect of such Class B
                            Defaulted Amount                                                                                $0.00

                    (b)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Class B Principal
                            Collections                                                                                     $0.00

                    (c)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of item 6(a) (together with item 7(a),
                            "Class B Charge-Offs")                                                                          $0.00

                    (d)     The total amount by which the Class B Invested Amount has been reduced
                            on the Distribution Date as set forth in items 7(a), (b) and (c)                                $0.00

                    (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                            amount of each Class B Certificateholder's investment)                                      $0.000000


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2004 Distribution Date
                     --------------------------------------


                    (f)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class B Invested Amount on prior Distribution Dates                           $0.00

                    (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                            the amount of each Class B Certificateholder's investment)                                  $0.000000

                    (h)     The amount, if any, by which the outstanding principal balance of the
                            Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on such Distribution Date                                                     $0.00

           (8)      Reductions in the Collateral Interest

                    (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Collateral
                            Defaulted Amount, (ii) Reallocated Class D Principal Collections
                            applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect of such
                            Collateral Defaulted Amount                                                                     $0.00


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2004 Distribution Date
                     --------------------------------------


                    (b)     The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                            Collections                                                                                     $0.00

                    (c)     The amount by which the Collateral Invested Amount has been reduced on
                            the Distribution Date in respect of items 6(a) and 7(a) above                                   $0.00

                    (d)     The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items 8(a), (b) and
                            (c)                                                                                             $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                            Dates                                                                                           $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                            withdrawals and distributions on the Distribution Date                                          $0.00

           (9)      Reductions in the Class D Interest

                    (a)     The excess, if any, of the Class D Defaulted Amount over Available
                            Finance Charge Collections applied to such Class D Defaulted Amount                             $0.00

                    (b)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Principal Collections                               $0.00

                    (c)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                $0.00

                    (d)     The total amount by which the Class D Invested Amount has been reduced
                            on the Distribution Date as set forth in items 9(a), (b) and (c)                                $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class D Invested Amount on prior Distribution Dates                           $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Class D Interest exceeds the Class D Invested Amount, if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on the Distribution Date                                                          $0.00

           (10)     Investor Monthly Servicing Fee

                    (a)     The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                            Servicer on the Distribution Date                                                         $844,083.33


                     --------------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2004 Distribution Date
                     --------------------------------------


           (11)     Class A Monthly Interest

                    (a)     Class A Monthly Interest payable on the Distribution Date                                 $488,250.00

           (12)     Class B Monthly Interest

                    (a)     Class B Monthly Interest payable on the Distribution Date                                  $81,702.22

           (13)     Principal Funding Account Amount

                    (a)     The amount on deposit in the Principal Funding Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date                                                         $0.00

                    (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                            Supplement.)


           (14)     Deficit Controlled Accumulation Amount

                          The Deficit Controlled Accumulation Amount for the Distribution Date,
                          after giving effect to all deposits, withdrawals and distributions on
                          such Distribution Date                                                                            $0.00

           (15)     Class A Reserve Account

                    (a)     The amount on deposit in the Class A Reserve Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer Date
                                                                                                                            $0.00

                    (b)     The Class A Required Reserve Account Amount                                                     $0.00

           (16)     Class B Reserve Account

                    (a)     The amount on deposit in the Class B Reserve Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer Date
                                                                                                                            $0.00

                    (b)     The Class B Required Reserve Account Amount                                                     $0.00

C)         Class A Invested Amount

           (1)      The Class A Initial Invested Amount                                                           $450,000,000.00

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2004 Distribution Date
                     --------------------------------------


           (2)      The Class A Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                         $450,000,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                    Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                    Pool Factor                                                                                          1.000000

D)         Class B Invested Amount

           (1)      The Class B Initial Invested Amount                                                            $59,300,000.00

           (2)      The Class B Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                          $59,300,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                    Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                    Pool Factor.                                                                                         1.000000

E)        Collateral Invested Amount

           (1)      The Collateral Initial Invested Amount                                                         $49,200,000.00

           (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                          $49,200,000.00

           (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                    Distribution Date                                                                                       8.50%

F)         Class D Invested Amount

           (1)      The Class D Initial Invested Amount                                                            $20,300,000.00

           (2)      The Class D Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                          $20,300,000.00

           (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                    Distribution Date                                                                                       3.51%

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2004 Distribution Date
                     --------------------------------------


G)        Receivables Balances

           (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                           $5,145,361,217

           (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                             $226,849,370

H)        Annualized Percentages

           (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-2
                    Certificates for the preceding Monthly Period (excluding payments received from
                    Interest Rate Protection Agreements) divided by the Invested Amount of the
                    Series 2000-2 Certificates as of the last day of the next preceding Monthly
                    Period, multiplied by 366 divided by the number of days in the calendar month)
                    Effective November 2002 monthly period.                                                                16.79%

           (2)      The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly
                    Period divided by the Invested Amount of the Series 2000-2 Certificates as of
                    the last day of the next preceding Monthly Period, multiplied by 12)                                    6.36%

           (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                    2000-2 Certificates for the preceding Monthly Period)                                                  10.43%

           (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                    Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                    Series 2000-2 Certificates as of the last day of the next preceding Monthly
                    multiplied by 12)                                                                                       3.86%

           (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2
                    Certificates for the preceding Monthly Period)                                                          6.57%

           (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance
                    Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as
                    of the last day of the next preceding Monthly Period)                                                  10.35%


I)        Series 2000-2 Information for the Last Three Distribution Dates

           1)       Gross Yield

                    a)     04/15/04                               16.79%
                    b)     03/15/04                               19.57%
                    c)     02/17/04                               15.73%

                     --------------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2004 Distribution Date
                     --------------------------------------


          2)        Net Loss Rate

                    a)     04/15/04                               6.36%
                    b)     03/15/04                               7.60%
                    c)     02/17/04                               7.84%

           3)       Net Spread (Portfolio Yield Minus Base Rate)

                    a)     04/15/04                               6.57%
                    b)     03/15/04                               8.26%
                    c)     02/17/04                               3.94%

                    Three Month Average                           6.26%

           4)       Monthly Payment Rate

                    a)     04/15/04                              10.35%
                    b)     03/15/04                               8.85%
                    c)     02/17/04                               8.78%


                                                CHASE MANHATTAN BANK USA,
                                                NATIONAL ASSOCIATION, Servicer


                                                By:
                                                    -------------------------
                                                Name: Patricia Garvey
                                                Title: Vice President


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